Schedule 14A Information

             Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/
Check the appropriate box:
/X/  Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

          The Foreign & Colonial Emerging Middle East Fund, Inc.
             (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
/X/  No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
          ______________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________

/_/  Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________

     (3)  Filing Party:
          ______________________________________________________________

     (4)  Date Filed:
          ______________________________________________________________














































                                   -2-


             THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.

             1285 Avenue of the Americas, New York, New York 10019


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                               January 21, 2000

To the Stockholders:

     The Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Tuesday, February 15, 2000, at 10:00 a.m., for the purposes of considering and voting upon:

          1.   The election of directors (Proposal 1).

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending October 31, 2000 (Proposal 2).

          3. Proposal to amend the Fund's industry concentration policy to permit the Fund to concentrate in banking stocks (Proposal 3).

          4. Stockholder proposal to adopt a resolution to allow stockholders to realize net asset value for their shares as soon as practicable (Proposal 4).

          5. Stockholder proposal to terminate the investment advisory agreement between the Fund and Foreign & Colonial Emerging Markets Limited (Proposal 5).

          6. Stockholder proposal to consider the approval of a new investment advisory agreement between the Fund and a new investment adviser (Proposal 6).

          7.   Stockholder proposal to change the name of the Fund (Proposal
     7).

          8. Stockholder proposal to recommend measures intended to enhance stockholder value to a new investment adviser (Proposal 8).

          9.   Any other business that may properly come before the meeting.

     The close of business on December 21, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.


                               By Order of the Board of Directors,

                               Karen J. Clarke
                               Secretary

IMPORTANT: TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, REGARDLESS OF HOW LARGE OR HOW SMALL YOUR
HOLDINGS MAY BE. IF YOU HAVE ANY QUESTIONS OR REQUIRE ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL THE FIRM ASSISTING US IN SOLICITING PROXIES, INNISFREE M & A INC., TOLLFREE AT 1-888-750-5834.

                     Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 Registration
                                 ------------

         Corporate Accounts                       Valid Signature
         ------------------                       ---------------

         (1) ABC Corp.  . . . . . . . . . . . . . ABC Corp.
         (2) ABC Corp.  . . . . . . . . . . . . . John Doe, Treasurer
         (3) ABC Corp.  . . . . . . . . . . . . . John Doe
               c/o John Doe, Treasurer
         (4) ABC Corp. Profit Sharing Plan  . . . John Doe, Trustee

         Trust Accounts
         --------------

         (1) ABC Trust  . . . . . . . . . . . . . Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee . . . . . . . . Jane B. Doe
               u/t/d 12/28/78

         Custodial or Estate Accounts
         ----------------------------

         (1) John B. Smith, Cust.   . . . . . . . John B. Smith
               f/b/o John B. Smith, Jr. UGMA
         (2) John B. Smith  . . . . . . . . . . . John B. Smith, Jr.,
                                                   Executor

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
             1285 Avenue of the Americas, New York, New York 10019


                              ___________________


                                PROXY STATEMENT

                 This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Tuesday, February 15, 2000 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 21, 2000. Additional copies of the Fund's annual report containing financial statements for fiscal year ended October 31, 1999 may be obtained without charge by contacting the Fund's Transfer Agent, Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266-8209, toll free telephone number 800 426-5523. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors, FOR Proposal 2, FOR Proposal 3, AGAINST Proposal 4, AGAINST Proposal 5, AGAINST Proposal 6, AGAINST Proposal 7 and AGAINST Proposal 8. The close of business on December 21, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 2,807,169 shares of Common Stock outstanding.

                 In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve or reject any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval or rejection. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of at least a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

                 Abstentions and Broker Non-Votes, as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such Proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a Proposal. "Broker Non-Votes" refers to proxies received by the Fund which are returned on behalf of shares held in the name of a broker or nominee, but which are not voted with respect to a Proposal because the broker or nominee has not received voting instructions from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                 Foreign & Colonial Emerging Markets Limited ("FCEM"), whose principal business address is Exchange House, Primrose Street, London, England EC2A 2NY, is the Fund's investment adviser. Mitchell Hutchins Asset Management Inc., whose principal business address is 1285 Avenue of the Americas, New York, New York 10019, is the Fund's administrator.

                                   PROPOSAL 1:
                             ELECTION OF DIRECTORS

                 In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III.
At the meeting, stockholders will be asked to elect two Class III Directors to hold office until the Annual Meeting of Stockholders held in the year 2003 or until their respective successors are elected and qualified. The terms of office of the Class II and Class I Directors expire at the Annual Meetings of Stockholders in 2002 and 2001, respectively, or in each case until their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

                 The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

                 The following table provides information concerning each nominee for election as a director:

                                                            Common Stock
                                                            Beneficially
Nominees and Principal                                      Owned, Directly or
Occupations during the                  Director            Indirectly, on
Past Five Years                         Since       Age     October 31, 1999**
----------------------                  --------    ---     ------------------

Class III Nominees to serve until the
2003 Annual Meeting of Stockholders

Albert Francke, Chairman of Audit      1994         65     __
Committee; Of Counsel, Curtis Mallet-
Prevost, Colt & Mosle (law firm),
(1997-present); associate, partner
and chairman of the firm (1968-1997);
Director, Fidelity European Values
plc; Director, The New South Africa
Fund, Inc.

Walter M. Noel, Jr., Member of Audit    1994         69     10,000
Committee; Principal, Walter Noel
Associates (1983-present) (investment
management consultant); Principal,
Fairfield Greenwich Group (1987-
present) (investment fund manager);
General Partner (1992-1996), Limited
Partner (1996-1997), Fred Kolber &
Company (broker/dealer)


                 The following table provides information concerning the directors of the Fund serving until the 2002 and 2001 Annual Meetings of Stockholders.

                                                            Common Stock
                                                            Beneficially
Directors and Principal                                     Owned, Directly or
Occupations during the                  Director            Indirectly, on
Past Five Years                         Since       Age     October 31, 1999**
-----------------------                 --------    ---     ------------------

Class II Directors serving until the
2002 Annual Meeting of Stockholders

Bassam Aburdene, Member of Audit        1994        51      __
Committee; Principal, Capital Trust
Ltd. (investment manager and
consultant) (1985-present); Corporate
Finance Director, C.T. Capital Trust
N.V. (investment manager and
consultant) (1985-present)

Fred Arthur Rank Packard, Member of     1994        50      6,300
Audit Committee, Director, Gerrard
PLC and Chairman of the Jaguar Fund,
Curacao (1995-present); Chairman of
the Board, London Representative,
Garantia Banking Ltd. (1985-1998) and
shareholder since 1974; Chairman,
Foreign & Colonial Emerging Markets
Limited (1993-1996).

Abdulwahab Al-Mulla, Member of the      1998        50      __
Audit Committee; Independent
Financing and Project Consultant
(1990-present);  Director, Kuwait
Investment Office, London, (1971-
1990).

                                                            Common Stock
                                                            Beneficially
                                                            Owned, Directly or
Directors and Principal Occupations     Director            Indirectly, on
during the Past Five Years              Since       Age     October 31, 1999**
-----------------------------------     --------    ---     ------------------

Class I Directors serving until the
2001 Annual Meeting of Stockholders

Karen J. Clarke*, President,            1997        39      __
Treasurer and Secretary; Chief
Operating Officer and Director,
Foreign & Colonial Emerging Markets
Limited (1995-present); Assistant
Director, ING Baring Securities Ltd.
(1992-1995); Vice President, Citicorp
Investment Bank (1986-1992).

David C. Patterson, Member of Audit     1994        51      __
Committee; President, Brandywine
Management Services, Inc. (financial
management services) (1989-present);
Director, Brandywine Trust Company,
Inc. (1993-present).


* "Interested person" as defined in the Investment Company Act of 1940 ("1940 Act") because of her affiliation with FCEM, the Fund's investment adviser.

** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Fund. Each director and nominee has sole voting and investment power with respect to the listed shares.

         At October 31, 1999, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

         The following table sets forth the beneficial ownership of shares of the Fund, at October 31, 1999 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                                                                      Number of Shares
                             Name of Beneficial Owner                                Beneficially Owned       Percent Ownership
                            --------------------------                               -------------------      ------------------
International Finance Corporation <F1>
 1818 H Street, N.W.
 Washington, D.C.  20433                                                             500,000                  17.8 %
Lazard Freres & Co., LLC <F2>
 30 Rockefeller Plaza
 New York, New York  10020                                                           259,800                  9.25 %
City of London Investment Group plc <F3>
 10 Eastcheap
 London EC3M IAJ
 England                                                                             322,752                  11.85 %
The State Teachers Retirement Board of Ohio <F4>
 275 East Broad Street
 Columbus, Ohio  43215                                                               533,527                  19.01 %

____________________

<F1>   Based solely upon information presented in Schedule 13D, dated
       November 14, 1994, filed by International Finance Corporation, which has sole voting and dispositive power as to all such shares.

<F2>   Based solely upon information presented in Schedule 13F-HR, dated
       October 25, 1999, filed by Lazard Freres & Co. LLC ("Lazard"). Lazard is the beneficial owner of such shares as a result of acting as an investment adviser. Lazard has sole voting and dispositive power as to all such shares.

<F3>   Based solely upon information presented in Schedule 13F-HR dated
       October 22, 1999, filed by City of London Investment Management Co. Ltd. ("City of London"), which has sole voting and dispositive power as to all such shares.

<F4>   Based solely upon information presented in Schedule 13F-HR, dated
       November 12, 1999, filed by The State Teachers Retirement Board of Ohio, which has sole voting and dispositive power as to all such shares.


                 In addition, at October 31, 1999 Cede & Co., a nominee for participants in the Depository Trust Company, held of record 2,290,873 shares of the Fund, equal to 81.6% of the outstanding shares of the Fund.

                 The Fund's Audit Committee is composed of Messrs. Aburdene, Al-Mulla, Francke (Chairman), Noel, Packard and Patterson. The principal functions of the Audit Committee are to recommend to the Board of Directors the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met on January 21, 1999 and October 21, 1999. The Fund has no nominating or compensation committees.

                 During the fiscal year ended October 31, 1999, the Board of Directors met six times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she serves.

                 Under the federal securities laws, the Fund is required to provide to stockholders in connection with the annual meeting of stockholders information regarding compensation paid to directors by the Fund as well as by any other U.S. registered investment company advised by FCEM. The following table provides information concerning the compensation earned by the directors of the Fund during the fiscal year ended October 31, 1999. None of the directors serves as a director of any other U.S. registered investment company advised by FCEM. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended October 31, 1999 by the Fund to Ms. Clarke who, as an employee of FCEM, is an interested person under the 1940 Act (although Ms. Clarke is, along with the other directors of the Fund, reimbursed for travel and out-of-pocket expenses incurred in connection with her attendance at meetings of the Fund's Board of Directors).


                                                              Compensation
                     Name of Director                           from Fund
                     ----------------                         -------------
Bassam Aburdene . . . . . . . . . . . . . . . . . . . . .           $6,500
Albert Francke, III . . . . . . . . . . . . . . . . . . .           $7,200
Walter M. Noel, Jr. . . . . . . . . . . . . . . . . . . .           $7,900
Fred Arthur Rank Packard  . . . . . . . . . . . . . . . .           $7,900
David C. Patterson  . . . . . . . . . . . . . . . . . . .           $7,900
Abdulwahab Al-Mulla . . . . . . . . . . . . . . . . . . .           $7,900

                 The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are chosen and qualified. In addition to Ms. Clarke, the present executive officers of the Fund are:

                                                            Common Stock
                                                            Beneficially
 Name and Principal                                         Owned, Directly
 Occupations during the                                     or Indirectly, on
 Past Five Years                   Office         Age       October 31, 1999
 ----------------------            ------         ---       -----------------

 Arnab Banerji,                    Executive      43        __
 Chief Investment Officer and      Vice
 Chairman of the Board, Foreign &  President
 Colonial Emerging Markets         (since
 Limited (1993-present); Head of   commencement
 Emerging Markets, Citibank        of
 Global Asset Management (1991-    investment
 1993)                             operations)

 Jeffrey Chowdhry, Senior Fund    Executive      39        __
 Manager and Director, Foreign &   Vice
 Colonial Emerging Markets         President
 Limited (1994-present); Fund      (since
 Manager and Director, BZW         September
 Investment Management (1987-      10, 1996)
 1994)

 David McIlroy, Senior Fund        Vice           38        __
 Manager, Foreign & Colonial       President
 Emerging Markets Limited (1994-   (since April
 present)                          21, 1999)


* The holdings of no executive officer represented more than 1% of the outstanding shares of the Fund. Each executive officer has sole voting and investment power with respect to the listed shares.

Ms. Clarke, Dr. Banerji and Mr. Chowdhry are also directors of FCEM.

Section 16(a) Beneficial Ownership Reporting Compliance

                 Section 16(a) of the Securities Exchange Act of 1934 and
Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who beneficially own more than ten percent of the Fund's Common Stock, FCEM, and affiliated persons of FCEM under the 1940 Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended October 31, 1999, except that a Form 4-Statement of Change of Beneficial Ownership of Securities for Walter M. Noel Jr. was inadvertently not timely filed.

Required Vote

                 Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the plurality vote required for directors.


                                  PROPOSAL 2:
             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                 The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending October 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at October 21, 1999 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

                 THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

                 Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and Broker Non-

Votes will not be considered votes cast, and do not affect the vote required for ratification.


                                  PROPOSAL 3:
             AMENDMENT OF THE FUND'S INDUSTRY CONCENTRATION POLICY

                 The 1940 Act requires a registered investment company to state in its prospectus a fundamental policy regarding its intention to concentrate portfolio investments in one industry. Investments of more than 25% of the value of an investment company's assets in any one industry represent a "concentration" in that particular industry. If an investment company does not intend to concentrate its investments, that policy must also be stated in the prospectus.

                 The Fund currently has a fundamental investment policy prohibiting it from concentrating its investments in a single industry. The Fund's current concentration policy states that:

                 "[T]he Fund may not . . . purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government Securities or repurchase agreements collateralized by any of such obligations. . ."

                 Upon approval by the Fund's stockholders, the fundamental policy governing concentration will allow the fund to concentrate its investments in the banking industry. If approved, the Fund's new policy will provide:

                 "The Fund will purchase securities which will cause, at the time of purchase, at least 25%, but not more than 40%, of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations."

                 The primary purpose of the proposal is to enable the Fund to concentrate its investments in the banking industry by removing the current restriction on the ability of the Fund to concentrate its investments in any one industry. Over the course of the life of the Fund, and particularly within recent years, the Fund's investment manager has encountered an increasing number of attractive investment opportunities in the equities of the Middle East banking industry. The appeal of banking stocks in the Middle East equity markets is due in part to the relatively smaller overall number of other types of equity investments in which the Fund can invest, as well as the intrinsic quality of the banking stocks as investments in the Middle East. It is the view of the Fund's investment manager that the banking industry currently represents the most significant investment opportunity in the Middle East markets, and that it is unlikely any other sector would rally without a corresponding rally in banking stocks. Moreover, the relative appeal of banking industry stocks vis-a-vis the other equity investment opportunities currently available in the Middle East markets has increased in recent years. The above proposal is, therefore, intended to enable the Fund's investment manager to exploit these investment opportunities to an extent currently not permitted by the Fund's fundamental investment policy.

                 Concentration in the stocks of any one industry does, however, increase the risk to which the Fund is exposed. Because the Fund would concentrate in stocks of the banking industry, a downturn in that one industry would impact the Fund more significantly than would be so if the Fund were diversified across a broad range of industries. If the Fund's concentration proposal were adopted, the Fund would face greater specific risk, i.e. exposure to a downturn in the banking industry, in addition to its exposure to general market risk This is because diversification of a portfolio reduces variability by smoothing a basket of unique risks, while a portfolio weighted in one industry does not enjoy the same degree of protection from unique risks. However, it is the view of the investment manager that a downturn in the stocks of the banking industry of one Middle East country would not necessarily be mirrored by a corresponding downturn in the banking stocks of the other Middle East countries in which the Fund invests. The absence of this parallelism may mitigate some of the unique risk to which the Fund would be exposed as a result of concentrating in the banking industry.


         THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE FUND'S INDUSTRY CONCENTRATION POLICY.


Required Vote

                 Approval of the amendment of the Fund's fundamental policy regarding industry concentration requires the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting; and (2) more than 50% of the then outstanding shares of the Fund. For this purpose, abstentions and "broker non-votes" will have the same effect as votes cast against the amendment.



The following is a stockholder proposal, NOT a proposal by management. Your Board of Directors strongly urges you to vote AGAINST the following stockholder proposal.

                                  PROPOSAL 4:
 STOCKHOLDER PROPOSAL TO ADOPT A RESOLUTION TO ALLOW STOCKHOLDERS OF THE FUND
      TO REALIZE NET ASSET VALUE FOR THEIR SHARES AS SOON AS PRACTICABLE

                 A stockholder of the Fund (the "proponent") has submitted the following proposal for inclusion in this Proxy Statement. The Fund will provide the proponent's name, address and the number of shares owned by the proponent to any stockholder who asks for it orally or in writing, promptly upon receipt of such request. Please direct any request to The Foreign & Colonial Emerging Middle East Fund, Inc., c/o Mitchell Hutchins Asset Management, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Paul Schubert, or call Innisfree, Inc., the Fund's proxy solicitor at (888) 750-5834. The Board of Directors and the Fund accept no responsibility for the accuracy of either the stockholder proposal or the proponent's supporting statement.

                 Your Board of Directors recommends that you vote AGAINST the stockholder proposal for the following reasons: (i) this proposal is not in the best interest of stockholders, because of the timing it proposes; (ii) the Board has already enacted what it believes is the best program for addressing the issue of the Fund's discount, and; (iii) there are possible adverse consequences associated with the proposal. These reasons are discussed more fully in the Board of Directors' opposing statement, which follows the stockholder's proposal and supporting statement.

                 The text of the stockholder proposal and supporting statement is as follows:

                 "RESOLVED: The shareholders of the Fund request that they be afforded the opportunity to realize net asset value (NAV) for their investment in the Fund as soon as practicable."

                             SUPPORTING STATEMENT

                 "In December 1998, the Fund's Board of Directors resolved that 'if the average weekly discount of the Fund's shares for the fiscal year ending October 31, 2000 is equal to or greater than 15%, it is the Board's current expectation that it would submit to shareholders a proposal to liquidate the Fund at the following annual meeting of shareholders....'

                 "Our Board is to be commended for its concern for enhancing shareholder value. However, I believe it should not be necessary to wait until sometime in 2001 to address the discount problem. Both before and since the Board's announcement, the Fund's discount has remained stubbornly high.

                 "Passing this resolution will tell the Board that shareholders want to be able to realize net asset value sooner rather than later. The Board can then implement our request by 1) tendering at NAV for as many shares as shareholders want redeemed, 2) open-ending the Fund or 3) liquidating the Fund."


                  THE BOARD OF DIRECTORS' OPPOSING STATEMENT

                 Your Board of Directors, including all of the independent directors, strongly and unanimously opposes the stockholder proposal described above and urges all stockholders to vote "AGAINST" the proposal because, among other reasons:

                 -- This proposal is not in the best interest of stockholders, because of the timing it proposes. Current depressed share-prices and a possible future resurgence in the Middle East capital markets present compelling reasons why a liquidation of the Fund earlier than contemplated by the Board's October 20, 1998 resolution would not be in the best interests of the Fund's stockholders.

                 -- The Board has already enacted what it believes is the best program for addressing the issue of the Fund's discount.

                 -- There are possible adverse consequences associated with the proposal.


                 As the Fund was designed as a long-term investment, the Board of Directors strongly believes that the proposal that the Board allow stockholders to realize the net asset value (NAV) of their shares "as soon as practicable" is not in the best interest of stockholders. The Board of Directors has already taken measures to address the issue of the discount to NAV and has approved a clear-cut time-frame for implementing these measures. In light of the fact that the Fund has already addressed the issue of the discount in the manner it considers to be in the best interest of stockholders, this proposal is moot.

                 The Board conducted a thorough examination of issues related to the Fund's discount and the ability of its stockholders to realize NAV of their shares. Following its study, the Board at its December 8, 1998 meeting, unanimously adopted a resolution that if the average weekly discount of the Fund's shares for the fiscal year ending October 31, 2000 is equal to or greater than 15%, it is the Board's current expectation that it would submit to stockholders a proposal to liquidate the Fund at the following annual meeting of stockholders, absent unusual market or other conditions that exist at that time.

                 The Board believed at that time -- and continues to believe now -- that the end of the Fund's fiscal year 2000 is the most appropriate and practical time to take this action. The decision was made after considering a) the present illiquidity in certain emerging markets in which the Fund invests; b) the concern of investors on the effect of Y2K on emerging markets; and c) the present state of the peace process in the Middle East, which in the investment manager's view is more encouraging than at any time since the launch of the Fund.

                 At the time the Board made this decision, it considered the full range of alternatives available for dealing with the discount -- including share repurchase programs, tender offers and open-ending the Fund. The Board determined that it would face substantial difficulties were it to try to open-end the Fund because of the Fund's size and the relative illiquidity of the markets in which the Fund invests. Because an open-end fund must redeem shares upon demand, such a fund may be forced to execute sales of its portfolio securities to meet redemption needs even if the illiquidity of the markets in which those securities trade renders such sales disadvantageous to the fund's other shareholders. Thus the Board continues to believe that the closed-end structure is the most effective vehicle for investing in highly volatile and illiquid emerging markets. This view has been endorsed by a leading Wall Street analyst in a report dated April 30, 1999 which emphasized the need for a closed-end structure in the extremely illiquid markets of the Middle East region. The Fund is the only New York Stock Exchange listed investment vehicle to give exposure to the entire Middle East region.

                 The Board further concluded that a share repurchase program or tender offer would have little effect in light of the tendency of these strategies to alleviate the discount for only a short period of time, as well as the potentially negative effect of such measures on the Fund's expense ratio. Finally, the Board's resolution reflects its desire to minimize the expenses incurred by the Fund.

                 Despite the fact that the discount remains higher than either the Board or management would like, the performance of the Fund on both a long term and short term basis has been positive. The investment manager reports that (a) from the Fund's inception in October 1994 through the end of November 1999 the Fund's net asset value total return is 62% in US$ terms, and (b) recent performance has been impressive and the share price of the Fund has appreciated significantly over the past three months due to the outperformance of the Fund's largest two markets, Egypt and Turkey. [performance may be updated through December 1999]

                 Proposal 4 is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Proposal 4 will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of this matter.

                 The directors, including all the independent directors, unanimously agree that this proposal is not in the best interest of the stockholders of the Fund. The persons named in the enclosed proxy retain discretion to vote in their best judgment on this proposal for all proxies submitted to the Fund. It is the current intention of these persons to exercise that discretion and vote against Proposal 4.


Required Vote

                 Approval of the proposal to adopt a resolution to allow stockholders of the Fund to realize net asset value for their shares as soon as practicable requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the vote required for ratification.


The following is a stockholder proposal, NOT a proposal by management. Your Board of Directors strongly urges you to vote AGAINST the following stockholder proposal.

                                  PROPOSAL 5:

                 A stockholder of the Fund ("the proponent") has indicated that he plans to raise Proposal 5 for consideration at the Fund's Annual Meeting of stockholders.

                 Your Board of Directors recommends that you vote AGAINST the stockholder proposal for the following reasons: (i) Foreign & Colonial Emerging Markets Limited, whom the proponent seeks to replace, has been the Fund's only investment adviser and has successfully performed this job for the last five years; (ii) the Fund's performance has been positive, especially in light of the high degree of illiquidity of the Middle East capital markets; (iii) terminating the Fund's investment advisory agreement could result in substantial uncertainties and costs. These reasons are discussed more fully in the Board of Directors' opposing statement, which follows the stockholder proposal.

                 The text of the stockholder proposal is as follows:

                 "The investment advisory agreement between the Fund and Foreign & Colonial Emerging Markets ("FCEM") shall be terminated forthwith and the requisite notice given immediately to FCEM."

                  THE BOARD OF DIRECTORS' OPPOSING STATEMENT


                 Your Board of Directors, including all of the independent directors, strongly and unanimously believes that this proposal is not in the best interest of stockholders. Accordingly, the Board urges all stockholders to vote "AGAINST" the proposal because, among other reasons:

                 -- Foreign & Colonial Emerging Markets Limited, whom the proponent seeks to replace, has been the Fund's only investment adviser and has successfully performed this job for the last five years.

                 -- The Fund's performance has been positive, especially in light of the high degree of illiquidity of the Middle East capital markets. Since its inception, the NAV of the Fund has increased 99%, according to the investment manager.

                 -- Terminating the Fund's investment advisory agreement would result in substantial uncertainties and costs.

                 On October 28, 1994, the Fund entered into a management agreement with FCEM. This agreement has been reviewed by the Board of Directors' Audit Committee, which is comprised entirely of independent directors, and has been recommended to and approved by the full Board of Directors each year. The review, the most recent of which was in October 1999, is to ensure that the Fund is receiving high quality investment advising service at a fair price. Each of the years this contract has been reviewed, the Board has consistently found it to be favorable to the Fund and has approved its renewal. The proponent now seeks to terminate the management agreement between the Fund and FCEM.

                 During each annual review of the contract between the Fund and FCEM, the Board has carefully considered a number of factors, including
(i) the nature, quality and scope of the operations and services FCEM would render to the Fund; (ii) comparisons of similar arrangements by other investment companies, particularly with regard to the level of fees and anticipated benefits to FCEM due to its relationship with the Fund, and;
(iii) the Fund's performance. After carefully considering these and other factors, your Board, including the Board's independent directors, unanimously concluded that the proposed arrangements with FCEM were in the best interests of the Fund and you, the stockholders.

                 The Fund was established only five years ago and was designed as a long-term investment vehicle. The Fund has experienced positive NAV performance, and in that regard the Fund's investment manager reports that (a) from the Fund's inception in October 1994 through the end of

December 1999 the Fund's net asset value total return is 99% in US$ terms, and (b) recent performance has been impressive and the share price of the Fund has appreciated significantly over the past four months due to the outperformance of the Fund's largest two markets, Egypt and Turkey.

                 At the same time, the fees and expenses of the Fund are comparable to those paid by similarly situated funds, regardless of the identity of their service providers. Indeed, the fees paid to FCEM are based upon the Fund's net asset value, creating an incentive for FCEM to enhance net asset value and stockholder value through strong performance.

                 Identifying an alternative investment adviser with equivalent experience in the specialized investment markets in which the Fund invests would be difficult, as the directors consider the existing investment adviser the most qualified for the job. As discussed further below in the Board of Directors' opposition statement to Proposal 6, forcing the Fund to identify a new investment adviser would expose the Fund to uncertainty and expense.

                 Your Board of Directors, including the Board's independent directors, unanimously and strongly recommends that you vote "AGAINST" the stockholder proposal.

Required Vote

                 Approval of the stockholder proposal requires the affirmative vote of a "majority" of the Fund's outstanding voting securities. The term "majority" means the vote of the lesser of: (1) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting; and
(2) more than 50% of the then outstanding shares of the Fund. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not for voting and will have the same effect as votes cast against the amendment.


The following is a stockholder proposal, NOT a proposal by management. Your Board of Directors strongly urges you to vote AGAINST the following stockholder proposal.

                                  PROPOSAL 6:

                 A stockholder of the Fund ("the proponent") has indicated that he plans to raise Proposal 6 for consideration at the Fund's Annual Meeting of stockholders.

                 Your Board of Directors recommends that you vote AGAINST the stockholder proposal for the following reasons: (i) As stated in its opposition statement to Stockholder Proposal 5, the Board believes that there are numerous reasons why it is in the best interests of stockholders to maintain the investment advisory contract between the Fund and Foreign & Colonial Emerging Markets Limited; (ii) accordingly, the Board believes that the approval of a new investment advisory contract would not be in best interest of shareholders; (iii) forcing the Fund to approve a new investment advisory contract would expose the Fund to unnecessary uncertainty and expense. These reasons are discussed more fully in the Board of Directors' opposing statement, which follows the stockholder proposal.

                 The text of the stockholder proposal is as follows:
                 "It is recommended that the Board of Directors of the Fund, pursuant to the procedures set forth in Section 15 of the Investment Company Act of 1940, as amended, and applicable state law, promptly consider approval of a new investment advisory agreement between the Fund and a new investment adviser, in a form that is identical to that of the existing advisory agreement between the Fund and FCEM except for the identities of the parties and the dates of execution and termination ("the New Advisory Agreement").


                  THE BOARD OF DIRECTORS' OPPOSING STATEMENT


                 Your Board of Directors, including all of the independent directors, strongly and unanimously believes that this proposal is not in the best interests of stockholders. Accordingly, the Board urges all stockholders to vote "AGAINST" the proposal because, among other reasons:

                 -- As stated in its opposition statement to Stockholder Proposal 5, the Board believes that there are numerous reasons why it is in the best interests of stockholders to maintain the investment advisory contract between the Fund and Foreign & Colonial Emerging Markets Limited. Thus, the Board believes that the approval of a new investment advisory contract would not be in best interest of shareholders and is unnecessary.

                 -- Forcing the Fund to approve a new investment advisory contract would expose the Fund to unnecessary uncertainty and expense, because it would involve finding a new investment adviser with a comparable or better record than of the existing investment adviser.

         As discussed in its opposition statement to Proposal 5, the Board strongly believes that it is in the best interests of stockholders to maintain the Fund's investment advisory contract with FCEM, as the Board believes FCEM is the best investment adviser the Fund could have for its existing portfolio. The investment adviser has informed the Board that it possesses the largest team of emerging markets fund managers in Europe and has more than US$4 billion under management. The Board has in the preceding opposition statement articulated numerous compelling reasons why terminating the current agreement between the Fund and FCEM would be unwise.
Accordingly, the Board of course also strongly believes that it is imprudent and not in the best interests of shareholders to approve a new investment advisory agreement between the Fund and a new and unknown investment adviser.

                 Your Board further urges you to vote against the stockholder proposal because it would create considerable uncertainties for and impose additional costs on the Fund. If the stockholder proposal is adopted, the Board will have to solicit proposals for new investment management and advisory arrangements, conduct a due diligence review of potential service providers and negotiate and enter into the new arrangements. Any new investment management or advisory agreements would then have to be approved by the Fund's stockholders.

                 Moreover, your Board believes that the difficulty and expense of finding a new investment manager with comparable experience and performance investing in Middle Eastern issuers, negotiating acceptable management and advisory arrangements with a new investment manager, and soliciting proxies for stockholder approval of the new arrangements could disrupt the Fund's investment process considerably. Given the current lack of liquidity and volatility of the Middle Eastern markets, this could pose great risks for the Fund.


                 Your Board of Directors, including the Board's independent directors, unanimously and strongly recommends that you vote "AGAINST" the stockholder proposal.


Required Vote

                 Approval of the proposal to change the name of the Fund requires the affirmative vote of a majority of votes cast.




The following is a stockholder proposal, NOT a proposal by management. Your Board of Directors strongly urges you to vote AGAINST the following stockholder proposal.

                                  PROPOSAL 7:
              STOCKHOLDER PROPOSAL TO CHANGE THE NAME OF THE FUND

                 A stockholder of the Fund ("the proponent") has indicated that he plans to raise Proposal 6 for consideration at the Fund's Annual Meeting of shareholders.

                 Your Board of Directors recommends that you vote AGAINST the stockholder proposal for the following reasons: (i) as stated in its opposition statement to Stockholder Proposal 5, the Board believes that there are numerous reasons why it is in the best interests of stockholders to maintain the investment advisory contract between the Fund and Foreign & Colonial Emerging Markets Limited; (ii) accordingly, changing the name of the Fund is unnecessary. These reasons are discussed more fully in the Board of Directors' opposing statement, which follows the stockholder proposal.

                 The text of the stockholder proposal is as follows:
                 "It is recommended that the Fund's name be changed to 'The Emerging Middle East Fund, Inc.'"

                    BOARD OF DIRECTORS' OPPOSING STATEMENT

                 Your Board of Directors, including all of the independent directors, strongly and unanimously believes that this proposal is not in the best interests of stockholders. Accordingly, the Board urges all stockholders to vote "AGAINST" the proposal because, among other reasons:

                 As discussed at length in its opposition statement to Proposal 5, the Board strongly believes that it is in the best interests of stockholders to maintain the Fund's investment advisory contract with FCEM. Accordingly, the Board of course also strongly believes that the Fund's name should stay the same.

         Your Board of Directors, including the Board's independent directors, unanimously and strongly recommends that you vote "AGAINST" the stockholder proposal.

Required Vote

         Approval of the proposal to change the name of the Fund requires the affirmative vote of a majority of votes cast.



The following is a stockholder proposal, NOT a proposal by management. Your Board of Directors strongly urges you to vote AGAINST the following stockholder proposal.

                                  PROPOSAL 8:
  STOCKHOLDER PROPOSAL TO RECOMMEND THAT THE BOARD OF DIRECTORS REQUEST THAT
   THE FUND'S NEW INVESTMENT ADVISER RECOMMEND MEASURES INTENDED TO ENHANCE
                               STOCKHOLDER VALUE

                 A stockholder of the Fund ("the proponent") has indicated that he plans to raise Proposal 7 for consideration at the Fund's Annual Meeting of shareholders.

                 Your Board of Directors recommends that you vote AGAINST the stockholder proposal for the following reasons: (i) as stated in its opposition statement to Stockholder Proposal 5, the Board believes that there are numerous reasons why it is in the best interests of stockholders to maintain the investment advisory contract between the Fund and Foreign & Colonial Emerging Markets Limited; (ii) the Fund's investment adviser has taken and is currently taking numerous measures intended to enhance the value of the Fund's shares. The Board of Directors at all times has encouraged and supported the investment adviser in these measures, as they are the primary function of the investment adviser. These reasons are discussed more fully in the Board of Directors' opposing statement, which follows the stockholder proposal.

                 The text of the stockholder proposal is as follows:
                 "It is recommended that the Board of Directors of the Fund request that the Fund's new investment adviser recommend measures intended to enhance the value of the Fund's shares."



                  THE BOARD OF DIRECTORS' OPPOSING STATEMENT

                 Your Board of Directors, including all of the independent directors, strongly and unanimously believes that this proposal is unnecessary and moot. Accordingly, the Board urges all stockholders to vote "AGAINST" the proposal because, among other reasons:

                 As discussed at length in its opposition statement to Proposal 5, the Board strongly believes that it is in the best interests of stockholder to maintain the Fund's investment advisory contract with FCEM. The Board has in the preceding opposition statement articulated numerous compelling reasons why terminating the current agreement between the Fund and FCEM would be unwise at this time.

                 The Fund's current investment adviser, FCEM, and the Board have already taken and continue to take appropriate measures intended to enhance the value of the Fund's shares, both through the enhancement of NAV and through other steps to lower the discount. The Board recently completed a thorough examination of issues related to the ability of the Fund's stockholders to realize the net asset value of their shares. As more fully set forth in the Board's statement in opposition to Proposal 4, the Board discussed various ways to narrow the discount from net asset value, including share repurchase programs, tender offers, and open-ending the Fund. The Board also carefully studied the question of the most expedient and practical time-frame for effecting changes to the Fund in response to concerns about the discount. Following its study of the ways the Fund could address the discount from net asset value, the Board of Directors, at its December 8, 1998 meeting, unanimously adopted a resolution that if the average weekly discount of the Fund's shares for the fiscal year ending October 31, 2000 is equal to or greater than 15%, it is the Board's current expectation that it would submit to stockholders a proposal to liquidate the Fund at the following annual meeting of stockholders, absent unusual market or other conditions that exist at that time. The recent resurgence of the Middle East capital markets present compelling reasons why a liquidation of the Fund earlier than contemplated by the Board's October 20, 1998 resolution would not be in the best interests of the Fund's stockholders.


                 Thus, the Board has already taken numerous steps to enhance the value of the shares of all of the Fund's stockholders. Other measures taken in addition to or in contravention of those measures currently in place to enhance the value of the Fund's shares could in the Board's view have negative consequences.


                 Your Board of Directors, including the Board's independent directors, thus unanimously and strongly recommends that you vote "AGAINST" the stockholder proposal.

Required Vote

                 Approval of the proposal to recommend measures to enhance stockholder value to a new investment adviser requires the affirmative vote of a majority of votes cast.

                                OTHER BUSINESS

                 The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

                 All proposals by stockholders of the Fund which are intended to be presented at the Fund's next annual meeting of stockholders, to be held in 2001 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 25, 2000. Pursuant to the Fund's By-Laws any proposal to be presented at the Fund's 2001 Annual Meeting of Stockholders must be delivered in writing to the Secretary of the Fund during the period from November 18, 2000 to December 18, 2000.


                        EXPENSES OF PROXY SOLICITATION

                 The expenses of the Annual Meeting will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of FCEM or its respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Innisfree Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $25,000, plus disbursements.

January 21, 2000

                                                         [ST&B DRAFT 12/27/99]



           THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                        1285 AVENUE OF THE AMERICAS
                           NEW YORK, N.Y.  10019

            ANNUAL MEETING OF STOCKHOLDERS -- February 15, 2000
        This Proxy is Solicited on Behalf of the Board of Directors

           The undersigned hereby appoints Fred Arthur Rank Packard, Karen J. Clarke and Jeffrey Chowdhry, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned at the Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. to be held at 425 Lexington Avenue, New York, New York on Tuesday, February 15, 2000, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 21, 2000 and upon all other matters properly coming before said meeting.

           Please mark, sign, date and return this proxy promptly using the enclosed envelope.

           Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder.
       If no direction is made, this proxy will be voted FOR Proposals 1 (including both nominees for Director), 2 and 3, and AGAINST proposals 4, 5, 6, 7, and 8. Please refer to the Proxy Statement for a discussion of the Proposals.

                                           (Continued and to be
                                           signed and dated, on the
                                           reverse side)

/X/ Please mark votes as in this example.



Your Board of Directors recommends a vote FOR proposals 1 (including BOTH nominees for Director), 2 and 3.

1.       Election of Directors.
         Class III to serve until the 2003 Annual Meeting

Albert Francke
Walter M. Noel, Jr.

FOR BOTH  NOMINEES / /                             FOR BOTH EXCEPT / /
WITHHOLD / /

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For Both Except" box and strike a line through that nominee's name.

2. Ratification of the selection of Pricewaterhouse Coopers LLP as independent accountants for the fiscal year ending October 31, 2000.

FOR      / /       AGAINST      / /                ABSTAIN  / /

3. Amendment of the Fund's industry concentration policy to permit the Fund to concentrate in banking stocks.

FOR      / /       AGAINST      / /                ABSTAIN  / /


Your Board of Directors recommends a vote AGAINST Proposals 4, 5, 6, 7 and 8.

4. Stockholder proposal to adopt a resolution to allow stockholders of the Fund to realize net asset value for their shares as soon as practicable.

FOR      / /       AGAINST      / /                ABSTAIN  / /

5. Stockholder proposal to terminate the investment advisory agreement between the Fund and Foreign & Colonial Emerging Market Limited.

FOR      / /       AGAINST      / /                ABSTAIN  / /

6. Stockholder proposal to consider approval of a new investment advisory agreement.

FOR      / /       AGAINST      / /                ABSTAIN  / /

7.       Stockholder proposal to change the name of the Fund.

FOR      / /       AGAINST      / /                ABSTAIN  / /

8. Stockholder proposal to recommend measures intended to enhance stockholder value.

FOR      / /       AGAINST      / /                ABSTAIN  / /

9.       Any other business that may properly come before the meeting

FOR      / /       AGAINST      / /                ABSTAIN  / /

                                          Change of Address and  / /
                                          or Comments Mark Here

                                          Note:  Please sign exactly as
                                          your name appears on this Proxy.
                                          If joint owners, EITHER may sign
                                          this proxy.  When signing as
                                          attorney, executor,
                                          administrator, trustee, guardian
                                          or corporate officer, please give
                                          your full title.

                                          Date______________________, 2000

                                          ________________________________

                                          ________________________________
                                              Signature(s), Title(s),
                                                  if applicable

Please Mark, Sign, Date and return        Votes MUST be indicated
this Proxy Promptly Using the             (X) in Black or Blue ink.
Enclosed Envelope.

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                    1285 AVENUE OF THE AMERICAS, 32nd FLOOR
                              NEW YORK, NY  10019

              ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 15, 2000

          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Fred Arthur Rank Packard, Karen J. Clarke and Jeffrey Chowdhry, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to present the undersigned at the Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. to be held at 425 Lexington Avenue, New York, New York on Tuesday, February 15, 2000 at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 21, 2000 and upon all other matters properly coming before said meeting.

           Please Mark, Sign, Date and Return this Proxy Promptly
                        Using the Enclosed Envelope.


         Please indicate your vote by an "X" in the appropriate box on the reverse side.
  This proxy, if properly executed, will be voted in the matter directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including both nominees for Director), 2 and 3, and AGAINST
   Proposals 4, 5, 6, 7 and 8.  Please refer to the Proxy Statement for a discussion of the Proposals.
        (continued, and to be signed and dated on the reverse side)



  HAVE YOUR ADDRESSED CHANGED?             DO YOU HAVE ANY COMMENTS?

  ______________________________           ___________________________

  ______________________________           ___________________________

  ______________________________           ___________________________

/X/PLEASE MAKE VOTES
AS IN THIS EXAMPLE

         THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.



         Mark box at right if an address change or comment has been noted on the reverse side of this card.







     __________________________________________________________________






     __________________________________________________________________

     __________________________________________________________________
              Please be sure to sign and date this Proxy.       Date
                   (include any applicable title(s))
     __________________________________________________________________

         Stockholder sign here           Joint-owner sign here


     __________________________________________________________________
     DETACH CARD
















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

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
             "FOR" PROPOSALS 1 (including both nominees for
         Director), 2, AND 3, and "AGAINST" Proposals 4, 5, 6, 7
                                 and 8.

         1.  Election of Directors.
             Class III to serve until the 2003 Annual Meeting

         Albert Francke                For Both         / /
         Walter M. Noel, Jr.           Nominees
                                       Withhold         / /
                                       For Both Except  / /

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For Both Except" box and strike a line through that nominee's name in the list above.

         2.  Ratification of the       For              / /
         selection of                  Against          / /
         PricewaterhouseCoopers LLP    Abstain          / /
         as independent accountants
         for the fiscal year ending
         October 31, 2000.

         3.  Amendment of the Fund's   For              / /
         industry concentration        Against          / /
         policy to permit the Fund     Abstain          / /
         to concentrate in banking
         stocks.

         4.  Stockholder proposal to   For              / /
         adopt a resolution to allow   Against          / /
         stockholders of the Fund to   Abstain          / /
         realize Net Asset Value for
         their shares as soon as
         practicable.

         5.  Stockholder proposal to   For              / /
         terminate the investment      Against          / /
         advisory agreement between    Abstain          / /
         the Fund and Foreign &
         Colonial Emerging Market
         Limited.

         6.  Stockholder proposal to   For              / /
         consider approval of a new    Against          / /
         investment advisory           Abstain          / /
         agreement.



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

         7.  Stockholder proposal to   For              / /
         change the name of the Fund.  Against          / /
                                       Abstain          / /

         8.  Stockholder proposal to   For              / /
         recommend measures intended   Against          / /
         to enhance stockholder        Abstain          / /
         value.

         9. Any other business that may properly come before the meeting.

         Vote MUST be indicated (X) in BLACK or BLUE ink.


         NOTE: Please sign exactly as your name appears on this Proxy. If joint owners EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporation officer, please give your full title.





























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